Investment Thesis Financial Data as of 9-30-16 Dated: November 14, 2016 Exhibit 99.1

Investment Thesis Executive Summary Slides 2 to 12 Financial Data as of 9-30-16 Dated: November 14, 2016

Forward-Looking Statements This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National Bancorp’s (“Old National’s”) financial condition, results of operations, asset and credit quality trends and profitability. Forward-looking statements can be identified by the use of the words “anticipate,” “believe,” “expect,” “intend,” “could” and “should,” and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: expected cost savings, synergies and other financial benefits from the recently completed mergers might not be realized within the expected timeframes and costs or difficulties relating to integration matters might be greater than expected; market, economic, operational, liquidity, credit and interest rate risks associated with Old National’s business; competition; government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations); ability of Old National to execute its business plan (including integrating the recently completed merger with Anchor Bancorp Wisconsin Inc.); changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; failure or disruption of our information systems; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities or unfavorable resolutions of litigations; disruptive technologies in payment systems and other services traditionally provided by banks; computer hacking and other cybersecurity threats; other matters discussed in this presentation and other factors identified in our Annual Report on Form 10-K and other periodic filings with the SEC. These forward-looking statements are made only as of the date of this presentation, and Old National does not undertake an obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.

Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Snapshot of Old National Largest financial services bank holding company headquartered in Indiana with financial centers located in Indiana, Kentucky, Michigan and Wisconsin 201 financial centers, including newly acquired in Wisconsin 224 ATMs, including newly acquired in Wisconsin Focused on community banking with a full suite of product offerings: Retail and small business Wealth management Mortgage Guided by three strategic imperatives Strengthen the risk profile Enhance management discipline Achieve consistent quality earnings Summary Overview Company Description Headquarters Evansville, IN Market Cap (millions) $ 2,160 P / TBV 190% Dividend Yield 3.3% LTM Average Daily Volume 958,297 Total Assets $ 14,703 Trust Assets Under Management $9,776 Total Core Deposits $ 10,482 3Q16 ROAA 0.96% 3Q16 ROTCE1 13.33% Investment services Capital markets Asset Mix Liability Mix 3Q16 Revenue Breakdown Source: SNL Financial, Company filings Note: Market data as of November 10, 2016; financial information as of September 30, 2016; $ in millions, except noted 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

A Strategic Framework for Creating Long-Term Shareholder Value Attractive footprint that offers room to expand in higher-growth markets and leading share in mature markets Consistent financial performance with focus on building tangible book value and providing adequate return for our shareholders Diverse loan portfolio with growth accelerating while maintaining strong credit metrics Disciplined acquisitions that are exceeding expectations with robust future opportunities Good stewards of capital – organic growth, dividend / share repurchases, and acquisitions

Commitment to Excellence

Old National’s Landscape

Unemployment Rates in Top Growth Markets Unemployment rates have consistently been below the national average

3Q16 Highlights Net income of $34.7 million, or $0.25 per share Results include $5.5 million of pre-tax merger and integration charges 4.1% annualized organic loan growth Stable Core Net Interest Margin1 Decline in Noninterest Expenses Increase in Tangible Book Value Per Share1 of 2.4% from 2Q16 Return on Average Assets of 0.96% Return on Tangible Common Equity1 of 13.3% Successful conversion of Anchor Bank 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

3Q16 vs. 2Q16 Highlights Solid fundamentals driven by disciplined execution Loan Growth +4.1%(annualized) Q/Q TBV +2.4% Q/Q 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliations $ in millions, except per share data Financial Highlights vs. 2Q16 Balance Sheet vs. 2Q16 Core Net Interest Margin1 3.09% +1 bp Tangible Book Value Per Share1 $8.43 2.4% Total Revenue (FTE) (less gains)1 $158.7 2.9% EOP Assets $14,703.1 2.0% Operational Expenses1 $102.6 -5.1% EOP Earning Assets $12,717.8 1.4% Shares Outstanding 134,985 -0.0% EOP Total Loans, including LHFS $8,965.5 1.0% 30+ Day Delinquent Loans 0.36% +2 bps EOP Core Deposits $10,482.1 2.0% Net Charge-Offs/Average Loans 0.07% 6 bps EOP Tangible Common Equity1 $1,138.3 2.4% Nonperforming Assets Ratio 1.86% -11 bps Tangible Common Equity Ratio1 8.13% +3 bps

2016 Strategic Actions Continue investment in higher growth markets Investing in higher growth markets as demonstrated by the closing of the Anchor partnership on May 1 Improve operating leverage Expect an approximately 150 basis point improvement in 2017’s efficiency ratio from the sale of Old National Insurance Cost savings of 32% from Anchor partnership should further improve the efficiency ratio Termination of FDIC loss share agreements Prudent use of capital Sold Old National Insurance May 31 removing goodwill and intangibles of $47.5 million Lower merger and integration charges from Anchor than originally modeled Lower credit marks from Anchor than originally modeled

Investment Thesis Financial Data as of 9-30-16 Dated: November 14, 2016

Loan Growth $ in millions – End of Period Balances 1 Includes Loans Held for Sale 1 1 Annualized Organic Growth of 4.1% Annualized Organic Growth of 7.6%

Commercial & Commercial Real Estate Loans $ in millions 1New Quarterly Production includes 50% credit for line of credit unfunded commitments 2Yield is based on funded balances only New Quarterly Production1 Production Yield 2 Average loan size of 3Q16 production is less than $520,000 Loan Pipeline Production Growth of 9.9%

Consumer Loan Production & Yield Trends $ in millions New quarterly production includes unfunded commitments – Yield is based on funded balances only Quick Home Refinance (residential mortgage product) is included in the Residential Mortgage graph Direct Consumer includes Home Equity Lines of Credit Consumer Direct Consumer Indirect Residential Mortgage

Auto Loan Portfolio $ in millions Total portfolio average original loan term of 70 months and weighted average FICO score of 767 Total Portfolio yield of 2.66% 30+ Days Delinquency at 9/30/2016 is 0.44% Loans are originated within the ONB footprint

Loan Concentrations As of September 30, 2016 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio Healthcare/Social Services, 8% Public Admin, 9% Manufacturing, 13% Educational Services, 8% Wholesale Trade, 7% Retail, 6% Other, 23% Real Estate Rental & Leasing, 6% Agriculture, 6% Construction & Land Dev, 6% Finance & Insurance, 5% Professional Services, 3% Industrial-Owner Occupied 3% Industrial-Non Owner Occupied 4% Retail-Owner Occupied 3% Retail-Non Owner Occupied 7% Office-Non Owner Occupied 8% Occupied Office-Owner 5% Multifamily 17% Acquisition & Development 2% Construction 27% Other 2% Family Rental 7% Other-Owner Occupied 8% Other-Non Owner Occupied 7%

$ in millions Credit Quality Trends

Net Charge-Offs / Provision $ in millions

ALLL and Remaining Purchase Discount Summary $ in millions 1 Includes discount on loans acquired through previous partnerships 2 Non-GAAP financial measure which Management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage

2016 DFAST Disclosure 1 Loss % is calculated by adding the nine quarters of losses and dividing by the nine-quarter average loan balance for each portfolio 2 Commercial real estate includes multifamily, construction loans, and non-farm non-residential loans $ in millions

2016 DFAST Disclosure 1 Calculated by dividing the nine-quarter cumulative totals for each line by average total assets over the same time period 2 Pre-Provision Net Revenue includes estimates for operational losses resulting from the hypothetical severely adverse scenario 3 Each Ratio, excluding the leverage ratio, represents the fully phased 2019 minimum including capital conservation buffer 4 The leverage ratio of 4.0% represents the “adequately capitalized” minimum. The leverage ratio “well capitalized” minimum is 5.0%

Conservative Lending Limits/Risk Grades Borrower Asset Quality Rating (Risk Grades) In-House Lending Limit1 ($ in millions) 0 – Investment Grade $45 1 – Minimal Risk $40 2 – Modest Risk $35 3 – Average Risk $30 4 – Monitor $25 5 – Weak Monitor $17.5 6 – Watch $7.5 7 – Criticized (Special Mention) $5 In-house lending limits conservative relative to ONB’s legal lending limit at 9-30-2016 of $184.1 million per borrower 1Includes entire relationship with borrower Borrower Asset Quality Rating (Risk Grades) 8 – Classified (Problem) 9 – Nonaccrual

Investment Portfolio Purchases 3Q161 1 Data as of September 30, 2016 Security Purchases by Month July August September Total Book Value $ ,165,146,907.28999999 $ ,126,462,083 $ ,189,855,741.52999994 $ ,481,464,731.81999993 Market Value $ ,165,146,907.28999999 $ ,126,462,083 $ ,189,855,741.52999994 $ ,481,464,731.81999993 Gain/Loss $ - $ - $ - $ - Number of Securities 16 6 23 45 Effective Duration 5.45 * 3.84 * 4.1100000000000003 * 4.57 * YTM 2.46E-2 * 2.6200000000000001E-2 * 1.9099999999999999E-2 * 2.3199999999999998E-2 * Portfolio Assessment Q3 2016 Purchases- Book Value % of Total T/E BK Yld. Effec. Dur Treasuries 45,998,470.969999999 9.5538609200686769E-2 0 * 0 * Agencies ,115,098,796.87 0.2390596631093227 1.84E-2 * 3.76 * Pools 2,361,701.81 4.9052436204086421E-3 2.0400000000000001E-2 4.97 CMO ,262,269,312.66999999 0.54473213652805597 1.8599999999999998E-2 3.7 Municipals 48,141,676.949999996 9.9990038003468881E-2 4.1099999999999998E-2 11.26 Corporates 7,594,772.5499999989 1.5774307087202583E-2 2.29E-2 6.92 ABS 0 0 0 0 Equity 0 0 0 0 Total ,481,464,733 1 2.1100000000000001E-2 * 4.57 * *Excludes matured bonds **All information reflects settlement date accounting - May not balance to GL Total 481464733 1 2.1100000000000001E-2 4.57 ABS 0 0 0 0 Corporates 7594772.5499999989 1.5774307087202583E-2 2.29E-2 6.92 Municipals 48141676.949999996 9.9990038003468881E-2 4.1099999999999998E-2 11.26 CMOs 262269312.66999999 0.54473213652805597 1.8599999999999998E-2 3.7 Pools 2361701.81 4.9052436204086421E-3 2.0400000000000001E-2 4.97 Agencies 115098796.87 0.2390596631093227 1.84E-2 3.76 Treasuries 45998470.969999999 9.5538609200686769E-2 0 0

Investment Portfolio 1Includes market value for both available-for-sale and held-to-maturity securities

Net Interest Margin1 1 Fully taxable equivalent basis, non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation 2 ONB Core includes contractual interest income of prior acquisitions 2

Acquired Loans $ in millions – as of September 30, 2016 PCI = Purchased Credit Impaired

Projected Purchase Accounting Impact Actual Accretion Projected Accretion1 Actual Discount Projected Discount1 $ in millions 1 Updated quarterly – subject to change IA = Indemnification Asset Manageable declines in purchase accounting impact expected in future periods Actual IA Amortization Net Income Statement Contribution Projections assume no prepayments $144.3 million in remaining discount

$ in millions Change to Net Interest Income based on a two year time horizon Refer to slide 31 for rate curves Total non-maturity, interest-bearing accounts increase from 0.09% to 0.37% in the “Up 100 bps” scenario 18.7% of total non-interest bearing DDA are considered rate sensitive Investment portfolio duration of 3.75 at 9/30/16, up from 3.59 at 6/30/16. Modeled Interest Rate Sensitivity 46% of C&I and CRE loans reprice within one year 13% of loans have floors; less than 1% of these loans are currently below their floor rates

Interest Rate Curves

Capital Trends 1 Non-GAAP financial measure which Management believes is useful in evaluating the financial results of the Company – see Appendix for Non-GAAP reconciliation

$ in millions Total Revenue $141.4 9.6% increase excluding branch sale gains

Fee-Based Business Revenue $ in millions

$ in millions 1Operational expenses = total noninterest expense less merger/integration costs , Foundation/Community Support, Branch Consolidations and severance Noninterest Expense 5.1% reduction in Operational Expenses1

Improving Efficiency Trends Core Deposits per Branch Branches $ in millions

Rationalizing Distribution Channels Driving efficiencies through increased branch size and investment in mobile and online banking Consolidated 32 branches since Jan 1, 2014 Increased average deposits per branch by almost 22% Announced an additional 15 branch consolidations to occur January, 2016 Launched new online and mobile solution January 16, 2016 Increased online users 42% Increased mobile users 178%

Transforming Old National's Landscape



Consolidation of 5 branches
Sold non-strategic market – Clarksville, TN – 5 branches
Consolidation of 2 branches
Acquired St. Joseph Capital – Entry into Northern IN market February, 2007
Consolidation of 1 branch
Consolidation of 10 branches
Acquired Monroe Bancorp – Enhanced Bloomington, IN presence January, 2011
Sold non-strategic market – Chicago-area - 4 branches
Acquired Indiana Community – Entry into Columbus, IN September, 2012
Sold 12 branches
Acquired Tower Financial – Enhancing Ft. Wayne, IN presence April, 2014
Acquired United Bancorp — Entering Ann Arbor, MI July, 2014
Acquired LSB Financial Corp.– Enhancing Lafayette, IN presence November, 2014
Sold non-strategic market – Southern IL – 12 branches + 5 branches
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Returned to community bank model
Sold non-strategic market – O'Fallon, IL – 1 branch
Consolidation of 8 branches
Acquired 65 Charter One branches throughout Indiana March, 2009
Consolidation of 12 branches
Consolidation of 44 branches
FDIC-assisted acquisition of Integra Bank July, 2011
Consolidation of 21 branches
Acquired 24 MI / IN branches July, 2013
Consolidation of 22 branches
Consolidation of 4 branches
Acquired Founders Financial Corporation– Entry into Grand Rapids, MI January, 2015
Consolidation of 23 branches
Acquired Anchor BanCorp Wisconsin Inc. – Entering the state of Wisconsin May, 2016
Consolida-tion of 5 branches
Acquired 255
Sold 39
Consolidated 157

Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares Stock ownership guidelines have been established for named executive officers as follows: As of September 30, 2016, each named executive officer, with the exception of the newly promoted Chief Operating Officer, has met their stock ownership requirement Commitment to Strong Corporate Governance

Executive Compensation Short Term Incentive Plan (CEO, CFO, CBA, CCO, Chief Legal Counsel) Performance Measure Weight Corporate Net Income 60% Net Charge-Offs 15% Efficiency Ratio 25% Tied to long term shareholder value: Long Term Incentive Plan (CFO,CBO, CCO, Chief Legal Counsel) Performance Measure Weight Performance-based 75% (67% TSR & 33% EPS Growth) Service-based 25% Long Term Incentive Plan (CEO) Performance Measure Weight Performance-based 100% (75% TSR & 25% EPS Growth)

Appendix

Non-GAAP Reconciliations $ in millions

Non-GAAP Reconciliations $ in millions Shares in thousands

Non-GAAP Reconciliations

Old National’s 2016 Peer Group Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP – Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com